Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, the “Security Agreement”) is entered into as of August 31, 2010 by and among U.S. CONCRETE, INC., a Delaware corporation (the “Company” and a “Grantor”), the domestic Subsidiaries of the Company identified on the signature pages hereto as Grantors (each a “Grantor”, and collectively with the Company, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.

PRELIMINARY STATEMENT

The Grantors, the Administrative Agent and the Lenders are entering into a Credit Agreement dated as of August 31, 2010 (as it may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”).  Each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Company under the Credit Agreement and to secure the Secured Obligations that the Grantors have agreed to guarantee pursuant to Article X of the Credit Agreement.

ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2           Terms Defined in UCC.  Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3           Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“As-Extracted Collateral” shall have the meaning set forth in Article 9 of the UCC.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Closing Date” means the date of the Credit Agreement.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Loan Party for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Deposit Account” shall have the meaning set forth in Section 7.1(a).

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Collection Account” shall have the meaning set forth in Section 7.1(b).

“Commercial Tort Claims” means the commercial tort claims (as that term is defined in Article 9 of the UCC), including, without limitation, those commercial tort claims set forth on Exhibit J.

“Commodity Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Loan Party, a commodity intermediary holding such Loan Party's assets, including funds and commodity contracts, and the Administrative Agent with respect to collection and control of all deposits, commodity contracts and other balances held in a commodity account maintained by any Loan Party with such commodity intermediary.

“Commodity Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Control Account” means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement or Commodity Account Control Agreement and that is maintained by any Loan Party with a securities or commodity intermediary.  “Control Account” includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) the right to sue for past, present, and future infringements of any of the foregoing; and (d) all rights corresponding to any of the foregoing throughout the world.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of grace period or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Loan Party, a banking institution holding such Loan Party’s funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Loan Party with such banking institution.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” has the meaning assigned to such term in the Credit Agreement.

“Excluded Deposit Accounts” means (i) the Permitted Utility Deposit Account, (ii) payroll, withholding tax and other accounts for which the funds on deposit therein pertain to Liens permitted under clause (c) of the definition of “Customary Permitted Liens” in the Credit Agreement (provided that neither the Company nor any such Subsidiary may maintain funds in any such account in excess of amounts which are actually accrued (or in the case of fiduciary accounts, otherwise required to be maintained therein) to its employees or the relevant Governmental Authority or other beneficiary of such account) and (iii) other deposit accounts (the “Other Excluded Deposit Accounts”) so long as the following conditions are satisfied: (1) all deposits into and balances maintained in the Other Excluded Deposit Accounts shall be in the ordinary course of business and (2) to the extent the aggregate balances in all Other Excluded Deposit Accounts at any time exceed $300,000 for a period of longer than 3 Business Days the Company shall, or shall cause the relevant Subsidiary to, either (A) cause such amounts in excess of $300,000 to, within 3 Business Days, be transferred to a Deposit Account subject to a Deposit Account Control Agreement or (B) cause one or more Other Excluded Deposit Accounts to become subject to a Deposit Account Control Agreement so that, after giving effect to the actions in clauses (A) and/or (B) the aggregate balance on deposit in all Other Excluded Deposit Accounts shall not at any time exceed $300,000 for a period longer than 3 Business Days.

“Excluded Property” means, collectively, (i) Stock of the Excluded Joint Venture, (ii) any property to the extent that such grant of a security interest is prohibited by any Requirement of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than the Company and its Subsidiaries to terminate (or materially modify) or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, pledged stock or pledged note or any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or right of termination or modification or requiring such consent is ineffective under the UCC or other applicable law; (iii) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease permitted pursuant to the terms of the Credit Agreement, but only for so long as the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment and only to the extent such prohibition or requirement is not rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law, (iv) any Trademark application filed on an "intent-to-use" basis, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, provided that any such Trademark application shall automatically be included in the Collateral upon the filing of acceptable evidence of use of such Trademark, (v) any Equity Interests of any Foreign Subsidiary in excess of 66% of the outstanding voting Equity Interests of such Foreign Subsidiary, (vi) any assets other than Rolling Stock Collateral the perfection of which would require notion of a lien on a certificate of title, (vii) any Real Property owned or leased by a Grantor (other than that constituting As-Extracted Collateral) and (viii) any Equity Interests which would require separate financial statements for a Subsidiary of the Company to be filed with the United States Securities and Exchange Commission (or any successor federal agency) pursuant to Rule 3-16 of Regulation S-X (or any successor law or regulation), as in effect from time to time; provided, however, “Excluded Property” shall (a) not include any proceeds, substitutions or replacements of Excluded Property (unless such proceeds, substitutions or replacements would constitute Excluded Property) and (b) with respect to the exclusions set forth in clause (ii) above, not be construed to limit, impair or otherwise affect the Administrative Agent’s continuing security interests in any Grantor’s rights to or interests of any Grantor in (x) monies due or to become due under any such contract, license, agreement, instrument or other document (to the extent not prohibited by such contract, license, agreement, instrument or other document and applicable law), or (y) any proceeds from the sale, license, lease or other disposition of any such contract, license, agreement, instrument or other document.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Financial Asset” has the meaning given to such term in the UCC.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Licenses, Patents, Trademarks, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

“Intercreditor Agreement” means that certain Intercreditor Agreement by and among the Administrative Agent, the Notes Agent and the Grantors dated as of August 31, 2010 (as amended, restated, supplemented or modified from time to time).

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC and shall include all Equity Interests in Subsidiaries regardless of whether such Equity Interests are classified as “Investment Property” in Article 9 of the UCC.

“Lenders” means the lenders party to the Credit Agreement and their successors and permitted assigns.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, and (b) all rights to sue for past, present, and future breaches thereof.

“Lock Boxes” shall have the meaning set forth in Section 7.1(a).

“Lock Box Agreements” shall have the meaning set forth in Section 7.1(a).

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, extensions, and continuations-in-part thereof; (d) all rights to sue for past, present, and future infringements thereof; and (e) all rights corresponding to any of the foregoing throughout the world.

“Permitted Utility Deposit Account” means any Deposit Accounts held by the Company or any of its Subsidiaries that is funded in connection with a deposit provided to any utility company as a result of the bankruptcy proceedings, provided that the aggregate balance on deposit in all Permitted Utility Deposit Accounts shall not at any time exceed $500,000.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the Credit Agreement were ever accelerated), Lenders holding in the aggregate at least a majority of the aggregate net early termination payments and all other amounts then due and unpaid from any Grantor to the Lenders or their Affiliates under Swap Agreements, as determined by the Administrative Agent in its reasonable discretion.

“Rolling Stock Collateral” means all Trucks owned by the Grantors other than any Trucks subject to a Lien permitted by Section 6.02(d) of the Credit Agreement.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Loan Party, a securities intermediary holding such Loan Party's assets, including funds and securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a securities account maintained by any Loan Party with such securities intermediary.

“Securities Accounts” shall have the meaning set forth in Article 8 of the UCC.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (d) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

1.4           Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified, renewed, extended, replaced or refinanced, (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) all references to “knowledge” of any Loan Party means the actual knowledge of a Responsible Officer, (g) references to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law (including by succession of comparable successor laws).

1.5           Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

1.6           Timing of Payment of Performance.  When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

1.7           Certifications.  All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(a)          all Accounts;

(b)          all Chattel Paper;

(c)          all Documents;

(d)          all Equipment (including all Trucks);

(e)          all Fixtures;

(f)           all General Intangibles;

(g)          all Goods;

(h)          all Instruments;

(i)           all Intellectual Property;

(j)           all Inventory (including As-Extracted Collateral);

(k)          all Investment Property;

(l)           all cash or cash equivalents;

(m)         all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(n)          all Deposit Accounts with any bank or other financial institution;

(o)          all Commodity Accounts;

(p)          all Securities Accounts;

(q)          all Commercial Tort Claims;

(r)           all As-Extracted Collateral;

(s)          and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations; provided, however, that “Collateral” (and each defined term used in the definition of Collateral) shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after such date to constitute Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the Secured Parties that:

3.1         Title, Perfection and Priority.  Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full organizational power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto.  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit H and this Security Agreement (or other short form security agreement) has been filed in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the payment of all filing and recordation fees associated therewith, the Administrative Agent will, except as set forth in and subject to the terms, conditions and provisions of the Intercreditor Agreement, have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e); provided, however, that additional filings may be necessary to perfect the Administrative Agent’s security interest in any Intellectual Property acquired after the date hereof.  Notwithstanding the foregoing, nothing in this Security Agreement shall require any Grantor to make any filings or take any actions to record or perfect the Administrative Agent’s security interest in any Intellectual Property outside the United States.

3.2         Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number as of the Effective Date are set forth on Exhibit A.

3.3         Principal Location.  Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), as of the Effective Date is disclosed in Exhibit A.

3.4          Collateral Locations.  All of such Grantor’s locations where tangible Collateral is located as of the Effective Date are listed on Exhibit A other than (a) Inventory and Equipment in transit, (b) Equipment out for repair or refurbishment, (c) Inventory and Equipment maintained at a customer location, and (d) Inventory and Equipment in the possession of employees or Subsidiaries in the ordinary course of business).  As of the Effective Date, all of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee or sublessee and designated in Annex A of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Annex A of Exhibit A.

3.5          Deposit Accounts, Commodity Accounts and Securities Accounts.  All of such Grantor's Deposit Accounts, Commodity Accounts and Securities Accounts as of the Effective Date are listed on Exhibit B.

3.6          Exact Names.  Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.  Except as set forth on Exhibit A, as of the Effective Date, such Grantor has not, during the past five years, been known by or used any other legal name, or currently is not known by or does not use any other corporate or fictitious name.

3.7          Letter-of-Credit Rights and Chattel Paper.  Exhibit C lists all Letter-of-Credit Rights and Chattel Paper valued individually in excess of $100,000 of such Grantor as of the Effective Date.  All action by such Grantor necessary to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken to the extent requested by the Administrative Agent.  Upon taking of all such actions, the Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8          Accounts and Chattel Paper.

(a)           The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time.  As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.  For the avoidance of doubt, subsequent Collateral Reports may qualify records, invoices and other information previously furnished to the Administrative Agent.

(b)           With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) all Accounts are Eligible Accounts; (ii) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) to such Grantor’s knowledge, there are no setoffs, claims or disputes existing or asserted against such Grantor with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Administrative Agent; (iv) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; (v) such Grantor has not received any written notice of bankruptcy proceedings or actions which are threatened or pending against any Account Debtor; and (vi) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

(c)           In addition, with respect to all of its Accounts, (i) except as specifically disclosed on the most recent Collateral Report, the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Lock Box or a Collateral Deposit Account as required pursuant to Section 7.1; and (iii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.

3.9         Inventory.  With respect to any of its Inventory scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory (i) in transit, (ii) maintained at a customer location and (iii) in the possession of employees or Subsidiaries in the ordinary course of business) is located at one of such Grantor’s locations set forth on Exhibit A, (b) no Inventory (other than Inventory (i) in transit, (ii) maintained at a customer location and (iii) in the possession of employees or Subsidiaries in the ordinary course of business) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, and except for Liens permitted by Section 4.1(e), (d) such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to such third parties pursuant to such agreements upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (g) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person (other than consents applicable to Administrative Agent generally and not as a result of this Agreement, landlord consents to the extent not otherwise obtained and any consents applicable under the Intercreditor Agreement) and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

3.10       Intellectual Property As of the Effective Date, such Grantor does not own any Patents, patent applications, trademark applications or registrations or copyright registrations except as set forth in Exhibit D.  This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H and this Security Agreement (or other short form security agreement) with the United States Copyright Office and the United States Patent and Trademark Office, and the payment of all filing and recordation fees associated therewith, fully perfected and, subject only to the prior Lien of the Notes Agent and the Liens permitted by Section 4.1(e), second priority security interests in favor of the Administrative Agent on such Grantor’s Patents, Trademarks and Copyrights; provided that additional filings may be necessary to perfect the Administrative Agent’s security interest in any Intellectual Property acquired after the date hereof; except as set forth in the terms, conditions and provisions of the Intercreditor Agreement, such perfected security interests are enforceable (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law) as such as against any and all creditors of and purchasers from such Grantor; and (subject to the qualifications set forth in Section 3.1 and this Section 3.10) all action necessary to protect and perfect the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.  Notwithstanding the foregoing, nothing in this Security Agreement shall require any Grantor to make any filings or take any actions to record or perfect the Administrative Agent’s security interest in any Intellectual Property outside the United States.

3.11       Filing Requirements.  As of the Effective Date, all Rolling Stock Collateral is described on Part I of Exhibit E.  As of the Effective Date, none of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D.  The legal description, county and street address of each property on which any Inventory constituting As-Extracted Collateral as of the Effective Date are located is set forth in Exhibit F together with the name and address of the record owner of each such property.

3.12       No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Secured Parties as the secured party, (b) as to which a duly authorized termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Effective Date and (c) as permitted by Section 4.1(e).

3.13       Pledged Collateral.

(a)           Exhibit G sets forth a complete and accurate list of all Pledged Collateral which constitute Equity Interests owned by such Grantor or which represent Indebtedness owed to such Grantor.  Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for Liens permitted by Section 4.1(e).  Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent or the Notes Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent or the Notes Agent (as applicable) so that it may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control (subject to the terms, conditions and provisions of the Intercreditor Agreement) and (iv) to such Grantor’s knowledge and except as otherwise disclosed to the Administrative Agent, all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law) is not in default thereunder; provided that, with regard to clause (iii) above, the Company may maintain a Securities Account with Merrill Lynch which is not a Control Account for the sole purpose of depositing therein deferred compensation payments on behalf of its employees and officer’s in accordance with the Company’s existing incentive plan for which accounts are maintained at Merrill Lynch (or any of its Affiliates) (the “Merrill Lynch Account”); provided further that the aggregate amount from time to time on deposit therein shall not exceed and amount equal to (x) $500,000 minus all distributions or withdrawals made from the Merrill Lynch Account on or after the Effective Date plus (y) the amount, if any, earned on the amounts on deposit in the Merrill Lynch Account.

(b)           Except as set forth on Exhibit G as of the Effective Date, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation in any material respect of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally, those that have been obtained or made and are in full force and effect and except as set forth in the terms, conditions and provisions of the Intercreditor Agreement.

(c)           Except as set forth in Exhibit G, as of the Effective Date, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor (other than any Intercompany Note) is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated in accordance with Section 8.14, each Grantor agrees that:

4.1         General.

(a)           Collateral Records.  Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it.

(b)           Authorization to File Financing Statements; Ratification.  Such Grantor hereby authorizes the Administrative Agent to file, and if requested will promptly deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Administrative Agent in order to maintain a perfected (subject to the qualifications in Section 3.1) and, except as set forth in the terms, conditions and provisions of the Intercreditor Agreement, first priority security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 4.1(e).  Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (A) as “all assets” of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (B) by any other description which reasonably describes the Collateral, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as As-Extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon its reasonable request therefor.  Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)           Further Assurances.  Such Grantor will, promptly following the Administrative Agent’s reasonable request, furnish to the Administrative Agent, as often as the Administrative Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify.  Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)           Disposition of Collateral.  Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement (or consented to in writing pursuant to Section 9.02 of the Credit Agreement).

(e)           Liens.  Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and(ii) except as otherwise provided herein, other Liens permitted pursuant to Section 6.02 of the Credit Agreement.

(f)           Other Financing Statements.  Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e).  Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)           Locations.  Such Grantor will not maintain any Collateral (other than (i) Inventory and Equipment in transit, (ii) Equipment out for repair or refurbishment, (iii) Inventory and Equipment maintained at a customer location, and (iv) Inventory and Equipment in the possession of employees or Subsidiaries in the ordinary course of business) owned by it at any location other than those locations listed on Exhibit A or otherwise disclosed to the Administrative Agent in accordance with Section 4.15.

4.2         Receivables.

(a)           Certain Agreements on Receivables.  Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence and continuance of an Event of Default, such Grantor may or agree to reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

(b)           Collection of Receivables.  Except as otherwise provided in this Security Agreement, such Grantor will do all things commercially reasonable to collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

(c)           Delivery of Invoices.  Such Grantor will deliver to the Administrative Agent immediately upon its request duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Administrative Agent shall specify.

(d)           Disclosure of Counterclaims on Accounts.  If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Account owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Account, such Grantor will disclose such fact to the Administrative Agent in the next Collateral Report.  Such Grantor shall send the Administrative Agent a copy of each credit memorandum in excess of $100,000 promptly after issuance and knowledge of a Responsible Officer or principal accounting officer thereof, and such Grantor shall promptly report each credit memo and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.

(e)           Electronic Chattel Paper.  Within three Business Days of obtaining such electronic chattel paper, such Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper valued individually in excess of $100,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3         Inventory and Equipment.

(a)           Such Grantor will do all things commercially reasonable to maintain, preserve, protect and keep its Inventory and the Equipment necessary in the conduct of its business in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and except for ordinary wear and tear and casualty and condemnation in respect of the Equipment, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)           Such Grantor shall not permit any Equipment to become a fixture with respect to Real Property or to become an accession with respect to other personal property with respect to which real or personal property the Administrative Agent does not have a Lien.

(c)           Titled Vehicles.  Within 60 days following the acquisition of any Rolling Stock Collateral, such Grantor will give the Administrative Agent and the Servicer notice of its acquisition of any Rolling Stock Collateral covered by a Certificate of Title and deliver to the Administrative Agent or the Servicer the original of any such Certificate of Title and provide and/or file all other documents or instruments necessary to have the Lien of the Administrative Agent noted on any such Certificate of Title or with the appropriate state office.

4.4         Delivery of Instruments, Securities, Chattel Paper and Documents.  Except as required to be delivered to the Notes Agent pursuant to the terms, conditions and provisions of the Intercreditor Agreement with respect to Securities, such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments individually in excess of $100,000 constituting Collateral owned by it (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and within three Business Days thereafter deliver to the Administrative Agent any such Chattel Paper, Securities and Instruments individually in excess of $100,000 constituting Collateral, (c) within three Business Days of the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral and (d) upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in substantially the form of Exhibit I hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral.  Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.5         Uncertificated Pledged Collateral.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, such Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, upon the Administrative Agent’s request, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral (other than the Merrill Lynch Account), to cause the Administrative Agent to have and retain Control over such Pledged Collateral (subject to the terms, conditions and provisions of the Intercreditor Agreement).  Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary (other than the Merrill Lynch Account), cause such securities intermediary to enter into a Securities Control Agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control (subject to the terms, conditions and provisions of the Intercreditor Agreement).

4.6         Pledged Collateral.

(a)         Changes in Capital Structure of Issuers.  Except to the extent permitted by the terms of the Credit Agreement, such Grantor will not (i) permit or allow any Subsidiary, the Equity Interests of which constitute Pledged Collateral owned by it, to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Liens permitted pursuant to Section 4.1(e) and sales of assets permitted pursuant to Section 4.1(d)), or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b)         Registration of Pledged Collateral.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, upon the occurrence and during the continuance of  an Event of Default, such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties.

(c)         Exercise of Rights in Pledged Collateral.

(i)           Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not in violation of this Security Agreement, the Credit Agreement, the Intercreditor Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken for the purpose of impairing the enforcement rights of the Administrative Agent in respect of such Pledged Collateral except as may be incidental to actions otherwise permitted under such documents.

(ii)           Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, and with prior notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii)           Such Grantor shall be entitled to collect and receive for its own use all dividends, distributions and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than, upon the occurrence and during the continuance of an Event of Default, any of the following distributions and payments (collectively referred to as the “Excluded Payments”):  (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv)           All Excluded Payments in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall, subject to the terms, conditions and provisions of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and, subject to the terms, conditions and provisions of the Intercreditor Agreement, be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(v)           After the Administrative Agent acknowledges that all Events of Default have been cured or waived in accordance with the provisions of the Credit Agreement, and so long as the Obligations shall not have been accelerated, each Grantor shall have the right to exercise the voting and other consensual rights and powers that it would have otherwise been entitled to pursuant to this Section 4.6, and receive dividends and other distributions it would have been authorized to receive pursuant to this Section 4.6.  After the Administrative Agent acknowledges that all Events of Default have been cured or waived in accordance with the provisions of the Credit Agreement, any dividend or distribution paid to the Administrative Agent shall upon the request of the Grantors (except to the extent theretofore applied to the Secured Obligations) promptly be returned to the Grantors.

4.7         Intellectual Property.

(a)           Subject to the terms set forth in the Intercreditor Agreement, such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any License held by such Grantor and to enforce the security interests granted hereunder.

(b)           Such Grantor shall notify the Administrative Agent immediately if it knows that any application or registration for any material Patent, Trademark or Copyright (now or hereafter existing) owned by such Grantor may become abandoned (except for Patents, Trademarks or Copyrights expiring at the end of their statutory terms), or of any adverse determination in any proceeding (other than office actions issued in the ordinary course of prosecution of any patent application or application to register any other Intellectual Property) against such Grantor regarding such Grantor’s ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, in each case, to the extent the same could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)           If such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall give the Administrative Agent written notice thereof concurrently with the delivery of a Compliance Certificate under the Credit Agreement, and, upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may request to evidence the Administrative Agent’s security interest on such Patent, Trademark or Copyright.

(d)           Except as determined by such Grantor in its reasonable business judgment (exercised in good faith), such Grantor shall take all actions that are necessary or requested by the Administrative Agent to pursue each application (and to obtain the relevant registration) and to maintain the validity and enforceability of each registration of its material Patents, Trademarks and Copyrights (now or hereafter existing) owned by such Grantor.

(e)           Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, take all actions deemed appropriate under the circumstances in the exercise of its reasonable business judgment (exercised in good faith) to protect such Patent, Trademark or Copyright owned by such Grantor, including if appropriate under the circumstances bringing suit and recovering all damages therefor.  In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

4.8         Commercial Tort Claims.  Such Grantor shall promptly, and in any event within three Business Days after a Responsible Officer of such Grantor has actual knowledge of such commercial tort claim, notify the Administrative Agent of any commercial tort claim (as defined in the UCC) individually in excess of $100,000 acquired by it and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, substantially in the form of Exhibit I hereto, granting to Administrative Agent a first priority security interest (subject to Liens permitted by Section 4.1(e)) in such commercial tort claim.

4.9         Letter-of-Credit Rights.  If such Grantor is or becomes the beneficiary of a letter of credit, having a face or stated amount individually in excess of $100,000, it shall promptly, and in any event within three Business Days after becoming a beneficiary, notify the Administrative Agent thereof and use commercially reasonable efforts to cause the issuer and/or confirmation bank to (a) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (b) agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

4.10       Federal, State or Municipal Claims.  Such Grantor will promptly notify the Administrative Agent upon obtaining knowledge of any Collateral with a value in excess of $100,000 which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11       No Interference.  Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

4.12       Insurance.  (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”).  The amount of flood insurance required by this Section shall be the amount maintained by the Grantors on the Effective Date or such other amount as the Administrative Agent may reasonably request.

(b)           All insurance policies required hereunder and under Section 5.09 of the Credit Agreement shall name the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Administrative Agent, which provide that:  (i) subject to the terms, conditions and provisions of the Intercreditor Agreement, all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice (ten days in the case of non-payment of premium) given to the Administrative Agent.

(c)           All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Administrative Agent.  If such Grantor fails to obtain any insurance as required by this Section, the Administrative Agent may obtain such insurance at the Borrower’s expense.  By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.13       Collateral Access Agreements.  Such Grantor shall use commercially reasonable efforts for a period not to exceed 90 days to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location (other than any worksite or customer location) where Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent.  With respect to such locations or warehouse space leased as of the Closing Date and thereafter, if the Administrative Agent has not received a Collateral Access Agreement as of the Effective Date (or, if later, as of the date such location is acquired or leased), Borrower’s Eligible Inventory at that location shall be subject to Reserves established by the Administrative Agent in accordance with the terms of the Credit Agreement.  After the Closing Date, no real property or warehouse space shall be leased by such Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until a satisfactory Collateral Access Agreement shall first have been obtained with respect to such location and if it has not been obtained, Borrower’s Eligible Inventory at that location shall be subject to the establishment of Reserves in accordance with the terms of the Credit Agreement.  Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements (subject to any grace periods therein) with respect to each leased location or third party warehouse where any Collateral with a value exceeding $250,000 is or may be located.

4.14       Control Agreements.  Such Grantor will provide to the Administrative Agent upon the Administrative Agent’s request, (a) a Commodity Account Control Agreement duly executed on behalf of each commodities intermediary holding a Commodity Account of such Grantor as set forth in the Security Agreement, (b) a Securities Account Control Agreement duly executed on behalf of each securities intermediary holding a Securities Account (other than the Merrill Lynch Account) of such Grantor as set forth in the Security Agreement and (c) a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account (other than an Excluded Deposit Account) of such Grantor; provided that, the Administrative Agent may, in its Permitted Discretion, defer delivery of any such control agreement, establish a Reserve in accordance with the terms of the Credit Agreement with respect to any Deposit Account, Commodity Account or Securities Account for which the Administrative Agent has not received such a control agreement, and require such Grantor to open and maintain a new Deposit Account, Commodity Account or Securities Account with a financial institution subject to a control agreement.

4.15       Change of Name or Location; Change of Fiscal Year.  Such Grantor shall not change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement unless the Administrative Agent shall have received at least 15 days prior written notice of such change; provided, that any new location shall be in the continental U.S.  Such grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change the type of entity that it is, (c) change its organization identification number, if any, issued by its state of incorporation or other organization, or (d) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least 15 days prior written notice of such change.

4.16       New Subsidiaries.  Pursuant to Section 5.13 of the Credit Agreement, any new direct or indirect domestic Subsidiary (whether by acquisition, creation or designation) of a Loan Party is required to enter into this Security Agreement by executing and delivering in favor of the Administrative Agent an instrument in the form of Annex I.  Upon the execution and delivery of Annex I by such new domestic Subsidiary, such domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any other Grantor under this Agreement.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1         Remedies.

(a)          Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, subject to the terms, conditions and provisions of the Credit Agreement and the Intercreditor Agreement, exercise any or all of the following rights and remedies:

(i)           those rights and remedies provided in this Security Agreement, the Credit Agreement, the Intercreditor Agreement or any other Loan Document; provided that, this Section 5.1(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Secured Parties prior to an Event of Default;

(ii)          those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)         give notice of sole control or any other instruction under any Deposit Account Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv)         without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, peaceably enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v)          immediately after written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b)           The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)           The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d)          Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent.  The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)           If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.1 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.

(f)           Notwithstanding the foregoing, except as required by applicable law, neither the Administrative Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)           Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.2         Grantor’s Obligations Upon Default.  Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, subject to the terms, conditions and provisions of the Intercreditor Agreement, each Grantor will:

(a)           assemble and make available to the Administrative Agent the tangible Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b)           permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c)           furnish to the Administrative Agent, or cause an issuer of Pledged Collateral to furnish to the Administrative Agent, any information regarding the Pledged Collateral in such detail as the Administrative Agent may specify; and

(d)           at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each Lender, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor:  (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.3         Grant of Intellectual Property License.  For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V at and during the continuance of such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies in accordance with the Intercreditor Agreement, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

5.4         Waivers.  Each Grantor hereby waives any and all rights that it may otherwise have (whether any such right is contractual or exists pursuant to the articles of incorporation or bylaws of any relevant entity or under applicable law) that would interfere with this Agreement or the exercise by the Administrative Agent of any rights or remedies granted to it pursuant to this Agreement.  Without limiting the generality of the foregoing, (a) U.S. Concrete, Inc. and Beall Industries, Inc. hereby waive any transfer restriction on the stock of Beall Industries, Inc., including, without limitation, any right of first refusal or right of first offer set forth in Section 6.10 of the Bylaws of Beall Industries, Inc., (b) U.S. Concrete, Inc. and Central Precast Concrete, Inc. hereby waive any transfer restriction on the stock of Central Precast Concrete, Inc., including, without limitation, any right of first refusal or right of first offer set forth in Section 4 of the Articles of Incorporation of Central Precast Concrete, Inc., and (c) U.S. Concrete, Inc. and Superior Holdings, Inc. hereby waive any transfer restriction on the stock of Superior Holdings, Inc., including, without limitation, any right of first refusal or right of first offer set forth in Article V of the Articles of Incorporation of Superior Holdings, Inc.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1         Account Verification.  The Administrative Agent may at any time, in the Administrative Agent’s own name, in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2         Authorization for Secured Party to Take Certain Action.

(a)           Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact, subject to clause (b) of this Section 6.2 (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect (subject to the qualifications with respect to Intellectual Property set forth in Section 3.1) and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect (subject to the qualifications with respect to Intellectual Property set forth in Section 3.1) and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, subject to the terms set forth in the Intercreditor Agreement, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.3, (vi) upon five days’ prior notice, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent promptly following written demand for any reasonable and documented out-of-pocket expense or payment incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b)           All acts of said attorney or designee are hereby ratified and approved.  The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.  The Administrative Agent agrees that, except for the powers granted in Sections 6.2(a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(xvi), it shall not exercise any power or authority granted to it under the power of attorney unless an Event of Default has occurred and is continuing.

6.3         Proxy.  SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

6.4         Nature of Appointment; Limitation of Duty.  THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES) AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS

7.1         Collection of Receivables.  Subject to the terms, conditions and provisions of the Intercreditor Agreement:

(a)           On or before the Effective Date, each Grantor shall (i) execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Deposit Account (other than Excluded Deposit Accounts) maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (a “Collateral Deposit Account”), which Collateral Deposit Accounts (as of the Effective Date) are identified as such on Exhibit B, and (ii) establish lock box service (the “Lock Boxes”) with the bank(s) set forth in Exhibit B, which lock boxes shall be subject to irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Administrative Agent and shall be accompanied by an acknowledgment by the bank where the Lock Box is located of (1) to the extent requested by the Administrative Agent, the Lien of the Administrative Agent granted hereunder and (2) irrevocable instructions to wire all amounts collected therein to the Collection Account (a “Lock Box Agreement”).  After the Closing Date, each Grantor will comply with the terms of Section 7.2.

(b)           Each Grantor shall direct all of its Account Debtors to forward payments directly to Lock Boxes subject to Lock Box Agreements.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Administrative Agent shall have sole access to the Lock Boxes at all times and each Grantor shall take all actions necessary to grant the Administrative Agent such sole access.  At no time shall any Grantor remove any item from a Lock Box or from a Collateral Deposit Account without the Administrative Agent’s prior written consent.  If any Grantor should refuse or neglect to promptly notify any Account Debtor to forward payments directly to a Lock Box subject to a Lock Box Agreement after written notice from the Administrative Agent, the Administrative Agent shall, notwithstanding the language set forth in Section 6.2(b) be entitled to make such notification directly to such Account Debtor.  If notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables, such Grantor shall receive such payments as the Administrative Agent’s trustee, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account.  All funds deposited into any Lock Box subject to a Lock Box Agreement or a Collateral Deposit Account will be swept on a daily basis into a collection account maintained by the Company with the Administrative Agent (the “Collection Account”).  The Administrative Agent shall hold and apply funds received into the Collection Account as provided by the terms of Section 7.3.

(c)           Notwithstanding anything to the contrary contained herein, in no event shall the Grantors be required to deposits any amounts received in respect of the Notes Priority Collateral in any Collateral Deposit Account or Collection Account or otherwise direct such amounts or proceeds to a Lockbox if delivered to a collateral account pledged to the Notes Agent.

7.2         Covenant Regarding New Deposit Accounts; Lock Boxes.  Before opening or replacing any Collateral Deposit Account, other Deposit Account, or establishing a new Lock Box (other than Excluded Deposit Accounts), each Grantor shall cause each bank or financial institution in which it seeks to open (i) a Deposit Account, to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control of such Deposit Account, or (ii) a Lock Box, to enter into a Lock Box Agreement with the Administrative Agent in order to give the Administrative Agent Control of the Lock Box.  In the case of Deposit Accounts or Lock Boxes maintained with Lenders and their Affiliates, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

7.3         Application of Proceeds; Deficiency.  All amounts deposited in the Collection Account shall be deemed received by the Administrative Agent in accordance with Section 2.18 of the Credit Agreement and shall, after having been credited to the Collection Account, be applied (and allocated) by Administrative Agent in accordance with Section 2.10(b) of the Credit Agreement.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Administrative Agent shall require all other cash proceeds of the Collateral, which are not required to be applied to the Obligations pursuant to Section 2.11 of the Credit Agreement, to be deposited in a special non-interest bearing cash collateral account with the Administrative Agent and held there as security for the Secured Obligations.  No Grantor shall have any control whatsoever over said cash collateral account.  Any such proceeds of the Collateral shall be applied in the order set forth in Section 2.18 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, the balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Administrative Agent into the Company’s general operating account with the Administrative Agent.  The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any Lender to collect such deficiency.

ARTICLE VIII

GENERAL PROVISIONS

8.1         Waivers.  To the extent permitted by applicable law, each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except to the extent such arise out of the gross negligence or willful misconduct of the Administrative Agent or such Lender (or any of their respective affiliates, officers, directors, employees, agents or representatives) as finally determined by a court of competent jurisdiction.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2         Limitation on Administrative Agent’s and Secured Parties’ Duty with Respect to the Collateral.  The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  The Administrative Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither the Administrative Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Secured Party other than to account for money received, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2.  Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3         Compromises and Collection of Collateral.  The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

8.4         Secured Party Performance of Debtor Obligations.  Subject to the terms, conditions and provisions of the Intercreditor Agreement, without having any obligation to do so, upon prior notice to the extent required under this Agreement, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4.  The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.5         Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Section 4.1(d), Section 4.1(e), Section 4.4, Section 4.5, Section 4.6, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section 4.12, Section 4.13, Section 4.14, Section 4.15, Section 4.16, Section 5.2, or Section 8.7 or in Article VII will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6         Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the Lenders unless such authorization is in accordance with Section 9.02 of the Credit Agreement.

8.7         No Waiver; Amendments; Cumulative Remedies.  No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Secured Parties until the Secured Obligations have been paid in full.

8.8         Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.9         Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.10       Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Secured Parties and their respective successors and permitted assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, hereunder.

8.11       Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12       Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any.  The Grantors shall reimburse the Administrative Agent for any and all reasonable and out-of-pocket expenses (including reasonable and out-of-pocket attorneys’, auditors’ and accountants’ fees) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.13       Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.14       Termination and Release.  Subject to the terms, conditions and provisions of the Intercreditor Agreement:

(a)           This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations (other than Unliquidated Obligations) have been paid in full (or with respect to any outstanding Letters of Credit, a cash deposit or, at the discretion of the Administrative Agent, a back up standby letter of credit satisfactory to the Administrative Agent has been delivered to the Administrative Agent as required by the Credit Agreement) and all Commitments have been terminated, whereupon the security interest created hereunder shall automatically terminate and be released.

(b)          Any Subsidiary shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement (or consented to in writing pursuant to Section 9.02 of the Credit Agreement) as a result of which such Subsidiary ceases to be a Subsidiary of the Company.

(c)          Upon (i) any sale, transfer or other disposition by any Grantor of Collateral that is permitted under the Credit Agreement (other than to another Grantor), (ii) upon the effectiveness of any written consent to the release of security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement or (iii) any release of Liens pursuant to Section 4.2 of the Intercreditor Agreement, the security interest of the Administrative Agent in such Collateral and any other security interests granted hereby in such Collateral shall be automatically released.

(d)          Upon the termination or release of any security interest created hereunder or release of Collateral, the Administrative Agent will, upon request by and at the expense of any Grantor, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the termination of the security interest created hereunder or the release of such Collateral, as the case may be.

8.15       Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

8.16           CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.17           CONSENT TO JURISDICTION.  EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

8.18           WAIVER OF JURY TRIAL.  EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.19           Indemnity.  Each Grantor hereby agrees to indemnify the Administrative Agent and the Secured Parties, and their respective successors, assigns, agents and employees (each, an “Indemnitee”), from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or such Indemnitee’s Related Parties or (y) arise from any dispute solely among Indemnitees.  WITHOUT LIMITATION OF THE FOREGOING BUT SUBJECT TO ANY LIMITATION CONTAINED THEREIN, IT IS THE INTENTION OF EACH GRANTOR AND EACH GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNITEE WITH RESPECT TO LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL EXPENSES OF LITIGATION OR PREPARATION THEREFOR), WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNITEE.

8.20           Counterparts.  This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic communication (including via email or PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.21           Intercreditor Agreement.  Notwithstanding anything to the contrary contained in this Security Agreement, the Liens, security interests and rights granted pursuant to this Security Agreement shall be subject to the terms, provisions and conditions of (and the exercise of any right or remedy by the Administrative Agent hereunder or thereunder shall be subject to the terms and conditions of), the Intercreditor Agreement.  In the event of any conflict between this Security Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Administrative Agent hereunder shall be exercised by the Administrative Agent, and no direction shall be given by the Administrative Agent in contravention of, the Intercreditor Agreement.   With respect to any requirements herein for any Grantor to deliver originals of Certificated Securities, Instruments or similar documents constituting Collateral, such requirements shall be deemed satisfied to the extent the requirements to deliver the same to the Notes Agent in accordance with the Intercreditor Agreement and the Senior Notes Documents are in effect and are satisfied by such Grantor.  To the extent that any covenants, representations or warranties set forth in this Agreement are untrue or incorrect solely as a result of the delivery to, or grant of possession or control to, the Noteholder Collateral Agent in accordance with this Section 8.21, such representation or warranty shall not be deemed to be untrue or incorrect for purposes of this Agreement.

8.22           Perfection in Certain Collateral.  Notwithstanding anything herein to the contrary, the Administrative Agent agrees with the Grantors that, if and for so long as, in the reasonable judgment of the Required Lenders (confirmed in writing by notice to the Company), the cost of perfecting the Administrative Agent’s Lien in any item of Collateral shall be excessive in view of the benefits to be obtained by the Secured Parties from such perfection, the Grantors shall be excused from the requirement that the Administrative Agent’s Lien in such item of Collateral be perfected until such time as the Required Lenders shall confirm in writing to the Company that, in their reasonable judgment, such situation no longer exists.  Nothing contained herein shall be construed to permit any item of the Collateral to be included as Eligible Accounts, Eligible Inventory or Eligible Trucks if the Administrative Agent’s Lien therein is not properly perfected as would otherwise be required, nor shall anything contained herein be construed to limit the creation or attachment of the Administrative Agent’s Lien in any item of Collateral.  The Required Lenders may, but shall not be obligated to, grant extensions of time for the perfection of security interests in particular items of Collateral (including extensions beyond the Closing Date for the perfection of security interests in any item of Collateral existing on such date) where the Required Lenders reasonably determine, in consultation with the Company, that perfection of the Administrative Agent’s Lien in such item of Collateral cannot be accomplished without undue efforts or expense within the time or times provided therefor or otherwise required by this Security Agreement or the other Loan Documents.

8.23           Notes Priority Collateral.  Notwithstanding anything to the contrary contained in this Security Agreement, if any deadline with respect to Notes Priority Collateral to provide any information, any agreements with third parties or a perfected security interest to the Notes Agent under that certain Pledge and Security Agreement dated as of the date hereof among the Grantors and the Notes Agent is extended or waived thereunder, then any such corresponding deadline under this Security Agreement (if any) shall also be automatically extended or waived, as applicable, hereunder.

ARTICLE IX

NOTICES

9.1            Sending Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.

9.2            Change in Address for Notices.  Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII.  Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

U.S. CONCRETE, INC., a Delaware corporation

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Chief Executive Officer and President

ALBERTA INVESTMENTS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

ALLIANCE HAULERS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

AMERICAN CONCRETE PRODUCTS, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

ATLAS REDI-MIX, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Pledge and Security Agreement]

ATLAS-TUCK CONCRETE, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BWB, INC. OF MICHIGAN

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

BEALL CONCRETE ENTERPRISES, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BEALL INVESTMENT CORPORATION, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BEALL INDUSTRIES, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Pledge and Security Agreement]

BEALL MANAGEMENT, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BRECKENRIDGE READY MIX, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

BUILDERS’ REDI-MIX LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

CENTRAL CONCRETE SUPPLY CO., INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

CENTRAL PRECAST CONCRETE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Pledge and Security Agreement]

CONCRETE ACQUISITION III, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE ACQUISITION IV, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE ACQUISITION V, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE ACQUISITION VI, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXIII ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

[Signature Page to Pledge and Security Agreement]

CONCRETE XXXIV ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXV ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXVI ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

EASTERN CONCRETE MATERIALS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President and Secretary

HAMBURG QUARRY LIMITED LIABILITY COMPANY

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Pledge and Security Agreement]

INGRAM CONCRETE, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

KURTZ GRAVEL COMPANY

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

MASTER MIX, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

MASTER MIX CONCRETE, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

[Signature Page to Pledge and Security Agreement]

MG, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

NYC CONCRETE MATERIALS, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

PEBBLE LANE ASSOCIATES, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

REDI-MIX CONCRETE, L.P.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

REDI-MIX GP, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Pledge and Security Agreement]

REDI-MIX, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

RIVERSIDE MATERIALS, LLC

By:	/s/ Wallace H. Johnson
Name:	Wallace H. Johnson
Title:	President and Secretary

SAN DIEGO PRECAST CONCRETE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SIERRA PRECAST, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SMITH PRE-CAST, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Pledge and Security Agreement]

SUPERIOR CONCRETE MATERIALS, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SUPERIOR HOLDINGS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

TITAN CONCRETE INDUSTRIES, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC ATLANTIC, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC MANAGEMENT CO., LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Pledge and Security Agreement]

USC MICHIGAN, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC PAYROLL, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

USC TECHNOLOGIES, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

U.S. CONCRETE ON-SITE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Pledge and Security Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Mario Quintanilla
Name:	Mario Quintanilla
Title:	Vice President

[Signature Page to Pledge and Security Agreement]